________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 24, 2007

          STARM Mortgage Loan Trust 2007-4
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          SunTrust Mortgage, Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K/A amends the Form 8-K of the Registrant dated September 24, 2007 and filed and accepted on October 9, 2007 (the “Original Post-Closing 8-K”) for the purpose of filing a revised copy of the Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of September 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”), Deutsche Bank National Trust Company, as Trustee and SunTrust Bank, as custodian (the “Custodian”), which was originally filed as Exhibit 4.5.1 to the Original Post-Closing 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

4.5.1	Master Servicing and Trust Agreement, dated as of September 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill

Name: Michelle Gill Title: Vice President

Dated: October 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5.1	Master Servicing and Trust Agreement, dated as of September 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian and the Trustee.